Exhibit 99.2

Blucora, Inc.

Q4 2012 Earnings

Supplemental Information

Table of Contents

Financial Information
Summary - Consolidated Financial Results	2
Reconciliation of Non-GAAP Financial Measures	4
Search Operating Metrics	5
Pro-Forma Information
Q4 year-over-year Tax Preparation	6
Last 12 Months - Pro Forma Results	7
Last 12 Months - Levered Free Cash Flow	8
Reconciliation Pro Forma Non-GAAP Financial Measures	9

Blucora Consolidated Financial Results

(in thousands except earnings per share, rounding differences may exist)

2010	2011	2012
FYE 12/31	1Q11	2Q11	3Q11	4Q11	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31
Segment Revenue
Search	$214,343	$51,650	$54,292	$56,257	$66,615	$228,814	$75,295	$81,808	$91,408	$96,303	$344,814
Tax Preparation (1)	—	—	—	—	—	—	40,401	19,075	1,462	1,167	62,105

Total	$214,343	$51,650	$54,292	$56,257	$66,615	$228,814	$115,696	$100,883	$92,870	$97,470	$406,919
Segment Income (Loss) (2)
Search	$49,266	$11,095	$11,534	$10,809	$12,768	$46,206	$13,373	$15,078	$16,356	$17,378	$62,185
Tax Preparation (1)	—	—	—	—	—	—	22,135	11,954	(1,561)	(2,476)	30,052

Total	$49,266	$11,095	$11,534	$10,809	$12,768	$46,206	$35,508	$27,032	$14,795	$14,902	$92,237
Segment Income (Loss) % of Revenue
Search	23%	21%	21%	19%	19%	20%	18%	18%	18%	18%	18%
Tax Preparation	na	na	na	na	na	na	55%	63%	(107%)	(212%)	48%

Total	23%	21%	21%	19%	19%	20%	31%	27%	16%	15%	23%
Unallocated Corporate Operating Expense	$16,801	$2,130	$2,543	$2,307	$2,603	$9,583	$3,806	(3)	$2,525	$2,695	$2,772	$11,798

Adjusted EBITDA	$32,465	$8,965	$8,991	$8,502	$10,165	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439
Other Unallocated Corporate
Depreciation	$6,596	$1,451	$1,376	$1,115	$919	$4,861	$951	$956	$988	$917	$3,812
Amortization of Intangibles	9,197	958	772	518	347	2,595	3,624	(4)	5,248	5,183	5,144	19,199
Stock Compensation	13,919	2,033	1,338	3,049	(5)	1,267	7,687	6,708	(5)	2,020	2,195	2,300	13,223
Other (Income) Expense	(15,244)	(75)	(107)	455	972	1,245	1,555	930	5,196	(6)	(1,004	)(7)	6,677

Total	$14,468	$4,367	$3,379	$5,137	$3,505	$16,388	$12,838	$9,154	$13,562	$7,357	$42,911
Income (Loss) Before Taxes	17,997	4,598	5,612	3,365	6,660	20,235	18,864	15,353	(1,462)	4,773	37,528
Income Tax
Cash	$196	$113	$133	$68	$1,398	$1,712	$861	$474	$(185)	$293	$1,443
Non-cash (8)	8,530	1,589	1,803	1,221	(17,613)	(13,000)	6,597	5,181	1,121	660	13,559

Total	$8,726	$1,702	$1,936	$1,289	$(16,215	)(9)	$(11,288)	$7,458	$5,655	$936	$953	$15,002
Income (Loss) from Continuing Operations	9,271	2,896	3,676	2,076	22,875	31,523	11,406	9,698	(2,398)	3,820	22,526
Discontinued Operations Loss (10)	(4,593)	(1,573)	(8,354)	—	—	(9,927)	—	—	—	—
GAAP Net Income (Loss)	$4,678	$1,323	$(4,678)	$2,076	$22,875	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526
GAAP Earnings Per Share - diluted	$0.13	$0.04	$(0.12)	$0.05	$0.57	$0.56	$0.28	$0.24	(11)	$(0.06)	$0.04	(11)	$0.54
Non-GAAP Net Income	$40,557	$7,433	$7,590	$6,846	$6,896	$(11,195)	$28,517	$21,817	$10,421	$10,005	$70,760
Non-GAAP Earnings (Loss) Per Share - diluted	$1.10	$0.20	$0.20	$0.17	$0.17	$(0.29)	$0.70	$0.53	$0.25	(12)	$0.24	$1.70
Outstanding Shares	36,089	36,502	37,964	39,323	39,534	39,534	39,804	40,334	40,633	40,832	40,832
Basic Shares	35,886	36,339	37,422	38,568	39,448	37,954	39,692	40,116	40,511	40,789	40,279
Fully-diluted Shares	36,829	37,084	38,128	39,158	40,074	38,621	40,978	41,245	40,511	42,411	41,672
Cash & Short-term Investment	$253,736	$249,765	$263,402	$279,276	$293,551	$293,551	$129,868	$141,867	$150,417	$162,288	$162,288
Outstanding Debt	—	—	—	—	—	—	85,000	75,000	74,496	74,496	74,496

Net Cash	$253,736	$249,765	$263,402	$279,276	$293,551	$293,551	$44,868	$66,867	$75,921	$87,792	$87,792

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)

On January 31, 2012, the Company acquired TaxACT Holdings, Inc. and its wholly-owned subsidiary, 2nd Story Software, Inc., which operates the TaxACT tax preparation software and online service and software business. The TaxACT business consists of an online tax preparation service for individuals, tax preparation software for individuals and professional tax preparers, and ancillary data storage services. The majority of the TaxACT business’s revenue is generated by the online service at www.taxact.com. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts represent the results of operations for the TaxACT business from February 1, 2012 to December 31, 2012.

(2)

The Company does not allocate certain general, administrative, and overhead costs, or stock-based compensation, depreciation, amortization of intangible assets, other loss (income), net, income tax expense, or results from discontinued operations to the reportable segments. The general, administrative and overhead costs are included in Unallocated Corporate Operating Expense.

(3)	Amount for the quarter ended March 31, 2012 includes $1.1 million in transaction costs related to the TaxACT acquisition.
(4)	Amount for the quarter ended March 31, 2012 includes $3.4 million related to amortization of acquired intangible assets related to the TaxACT acquisition.
(5)

In the quarter ended September 30, 2011, $1.9 million in stock-based compensation expense was recorded in association with issuance of a warrant. In the quarter ended March 31, 2012, $5.2 million in stock-based compensation expense was recorded in association with the modification of the terms of a warrant and the vesting of a non-employee performance-based equity award, which were both triggered by the acquisition of the TaxACT business.

(6)	Amount includes $4.3 million related to loss on derivative.
(7)	Amount includes $1.9 million related to gain on derivative.
(8)

Amounts represent the non-cash portion of income tax expense from continuing operations. The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets. The majority of these deferred tax assets will expire if unutilized in 2020.

(9)	Amount includes a tax benefit of $18.9 million, due to the release of the valuation allowance on deferred tax assets.
(10)

In the quarter ended June 30, 2011, the Company completed the sale of its Mercantila e-commerce business. The operating results of that business have been presented as discontinued operations for all periods presented.

(11)	Calculation excludes the income effect of dilutive derivative instruments.
(12)	Calculation uses 42,048,000 fully-diluted shares, due to non-GAAP net income.

Blucora Non-GAAP Reconciliation (1)

(in thousands except earnings per share, rounding differences may exist)

	2010	2011					2012
	FYE 12/31	1Q11	2Q11	3Q11	4Q11	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31
Adjusted EBITDA
Net Income (loss) (2)	$4,678	$1,323	$(4,678)	$2,076	$22,875	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526
Discontinued operations	4,593	1,573	8,354	—	—	9,927	—	—	—	—	—
Depreciation	6,596	1,451	1,376	1,115	919	4,861	951	956	988	917	3,812
Amortization of intangible assets	9,197	958	772	518	347	2,595	3,624	5,248	5,183	5,144	19,199
Stock-based compensation	13,919	2,033	1,338	3,049	1,267	7,687	6,708	2,020	2,195	2,300	13,223
Other (income) loss (3)	(15,244)	(75)	(107)	455	972	1,245	1,555	930	5,196	(1,004)	6,677
Income tax expense (benefit)	8,726	1,702	1,936	1,289	(16,215)	(11,288)	7,458	5,655	936	953	15,002

Adjusted EBITDA	$32,465	$8,965	$8,991	$8,502	$10,165	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439
Non-GAAP Net Income
Net Income (2)	$4,678	$1,323	$(4,678)	$2,076	$22,875	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526
Discontinued operations	4,593	1,573	8,354	—	—	9,927	—	—	—	—	—
Amortization of acquired intangible assets	9,197	958	772	518	347	2,595	3,624	5,248	5,183	5,144	19,199
Stock-based compensation	13,919	2,033	1,338	3,049	1,267	7,687	6,708	2,020	2,195	2,300	13,223
Loss / (Gain) on derivative	—	—	—	—	—	—	272	(333)	4,335	(1,928)	2,346
Cash tax impacts of GAAP adjustments	(360)	(43)	1	(18)	20	(40)	(90)	3	(15)	9	(93)
Non-cash income tax expenses (benefit) from continuing operations (1)	8,530	1,589	1,803	1,221	(17,613)	(13,000)	6,597	5,181	1,121	660	13,559

Non-GAAP net income (4)	$40,557	$7,433	$7,590	$6,846	$6,896	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760
Non-GAAP Earnings Per Share
Non-GAAP Net Income	$40,557	$7,433	$7,590	$6,846	$6,896	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760
Non-GAAP Earnings Per Share (4)	$1.10	$0.20	$0.20	$0.17	$0.17	$0.74	$0.70	$0.53	$0.25	$0.24	$1.70
Fully-diluted Shares	36,829	37,084	38,128	39,158	40,074	38,621	40,978	41,245	42,048	42,411	41,672

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended December 31, 2012 and 2011 in exhibit 99.1 to this Current Report on Form 8-K filed on February 13, 2013.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other loss (income), net includes such items as interest expense, interest income, derivative instrument gains or losses, foreign currency gains or losses, gains or losses from the disposal of assets, adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies and litigation settlements.

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.

Blucora Operating Metrics - Search

	2010	2011					2012
	FYE 12/31	1Q11	2Q11	3Q11	4Q11	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31
Revenue by Source
Owned & Operated (B2C)	31%	27%	22%	19%	16%	21%	13%	12%	12%	11%	12%
Distribution (B2B)	69%	73%	78%	81%	84%	79%	87%	88%	88%	89%	88%

*	Owned & Operated includes revenue from the Make The Web Better acquisition in 2Q 2010; the installed base has experienced attrition since the acquisition. Owned & Operated also includes other development-stage initiatives.

Tax Preparation Segment—Pro Forma 4Q Year-over-Year Results

(in thousands, rounding differences may exist)

	Three Months Ended December 31				Twelve Months Ended December 31
	(a)				(c)
	2012	2011		Growth	2012		2011		Growth
Pro Forma Revenue	$1,803	$2,204		-18%	$85,632		$78,781		9%
Pro Forma Segment Income	$(1,838)	$(1,134	)(b)	62%	$40,480	(d)	$37,551	(e)	8%
Segment Margin	-102%	-51%			47%		48%

Tax Preparation Segment—Pro Forma Calendar Quarter Historical Performance

(in thousands, rounding differences may exist)

			1Q11	2Q11	3Q11	4Q11	FY 2011		(g) 1Q12
Pro Forma Revenue			$56,758	$17,815	$2,004	$2,205	$78,782		$61,944
Pro Forma Segment Income	(f	)	$28,564	$10,556	$(435)	$(1,134)	$37,551	(h)	$30,577
Segment Margin			50%	59%	-22%	-51%	48%		49%

(a)	Includes $637,000 of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(b)	Excludes $2.9 million of non-operational expenses related to a non-consummated sales transaction for 4Q 2011.
(c)	Includes $2.6M of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(d)	Excludes $9.3M of non-operational expenses related to a non-consummated sales transaction for the twelve months ended 4Q 2011.
(e)	Excludes $120,000 of non-operational expenses related to a non-consummated sales transaction for the twelve months ended 4Q 2012.
(f)	Excludes $1.1 million, $1.8 million, $3.6 million, $2.9 million and $9.3 million of non-operational expenses related to a non-consummated sales transaction for 1Q 2011, 2Q 2011, 3Q 2011, 4Q 2011 and full-year 2011.
(g)	Includes $650,000 of revenue not reported on GAAP basis due to purchase accounting in February and March 2012, and revenue of $20.9 million for January 2012 (prior to acquisition).
(h)	Excludes $120,000 of transaction expenses related to a non-consummated sales transaction.

Pro Forma—Consolidated Financial Performance

twelve months ending 12/31/2012

(in thousands, rounding differences may exist)

	Tax Preparation		Search	Corporate	Consolidated
Revenue	$85,632	(a)	$344,814	$—	$430,446
Segment income	$40,480	(b)	$62,185	$—	$102,664
Unallocated Corporate expenses	$—		$—	$(11,798)	$(11,798)

Adjusted EBITDA					$90,866
Non-GAAP Net Income					$80,928
Non-GAAP Earnings Per Share					$1.94
Diluted Shares for the twelve-month period ended December 31, 2012					41,672

(a)	Includes $2.6M of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition in 2012, and $20.9M revenue prior to the acquisition (January 2012).
(b)	Includes $2.6M of revenue which was not reported on a GAAP basis due to fair value purchase accounting on deferred revenue in 2012 and excludes $120,000 of Transaction expenses related to the failed HRB acquisition

Pro-Forma Free Cash Flow (“FCF”)

twelve months ending 12/31/2012

(in thousands, rounding differences may exist)

Pro Forma Adjusted EBITDA	$90,866	(a)
Less - Pro Forma Capital Expenditures	$(3,758)
Less - Pro Forma Cash Taxes	$(1,411)

Unlevered FCF	$85,697
Less - Pro Forma Cash Interest Expense	$(3,791	)(b)

Levered FCF	$81,906

(a)	See reconciliation of Pro Forma Adjusted EBITDA on Blucora Pro Forma Non-GAAP Reconciliation.
(b)	Interest expense estimated at 5% and assumes initial debt amount of $100 million for periods prior to acquisition; as of December 31, 2012 there is $74.5M of debt outstanding.

Blucora Pro Forma Non-GAAP Reconciliation (1)

twelve months ending 12/31/2012

(in thousands except rates, rounding differences may exist)

Pro Forma Adjusted EBITDA
Pro forma income from continuing operations	$29,133
Pro forma depreciation	$3,869
Pro forma amortization of intangible assets	$20,877
Pro forma stock-based compensation	$13,223
Pro forma other expense, net	$7,091
Pro forma income tax expense	$16,674

Pro Forma Adjusted EBITDA	$90,866

Pro Forma Non-GAAP Net Income
Pro forma income from continuing operations	$29,133
Pro forma amortization of acquired intangible assets	$13,223
Pro forma stock-based compensation	$20,877
Loss on derivative	$2,346
Pro forma cash tax impact of GAAP adjustments	$86
Pro forma non-cash income tax expense from continuing operations	$15,263

Pro forma non-GAAP net income	$80,928

Pro forma non-GAAP Earnings per share—diluted	$1.94
Weighted average diluted shares	41,672

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended December 31, 2012 and 2011 in exhibit 99.1 to this Current Report on Form 8-K filed on February 13, 2013.